UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20086	41-0760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota  55439-2604

(Address of Principal Executive Offices)

(Zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

Merger Agreement

On August 13, 2018, UHS Holdco, Inc., a Delaware corporation (“UHS”), the parent company of Universal Hospital Services, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) to effect a business combination, by and among UHS, Federal Street Acquisition Corp. (“FSAC”), Agiliti, Inc., a Delaware corporation and a wholly-owned subsidiary of FSAC (“Agiliti”), Umpire SPAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Agiliti (“FSAC Merger Sub”), Umpire Equity Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Agiliti (“Umpire Equity Merger Sub”), Umpire Cash Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of FSAC Merger Sub (“Umpire Cash Merger Sub” and together with Umpire Equity Merger Sub, the “UHS Merger Subs”, the UHS Merger Subs collectively with FSAC Merger Sub, the “Merger Subs”, and the Merger Subs together with Agiliti and FSAC, the “FSAC Parties”), IPC/UHS Co-Investment Partners, L.P., a Delaware limited partnership, solely in its capacity as a Majority Stockholder, and IPC/UHS, L.P., a Delaware limited partnership, solely in its capacity as a Majority Stockholder and the Stockholders’ Representative (together with IPC/UHS Co-Investment Partners, L.P., the “Majority Stockholders”).

Pursuant to the Merger Agreement, a business combination between FSAC and UHS (the “Business Combination”) will be effected through (a) the merger of FSAC Merger Sub with and into FSAC, with FSAC surviving such merger (the “FSAC Merger”); (b) immediately after the FSAC Merger, the merger of UHS Equity Merger Sub with and into UHS, with UHS surviving such merger (“UHS Merger 1”); (c) immediately after UHS Merger 1, the merger of UHS Cash Merger Sub with and into UHS, with UHS surviving such merger (“UHS Merger 2”, and together with UHS Merger 1, the “UHS Mergers” and the UHS Mergers collectively with the FSAC Merger, the “Mergers”); and (d) immediately after the Mergers, Agiliti will contribute its UHS capital stock to FSAC. As a result of the Mergers and the contribution, FSAC will become a wholly-owned subsidiary of Agiliti, UHS will become a wholly-owned subsidiary of FSAC, and Agiliti will become a publicly traded company.

The aggregate purchase price for the Business Combination and related transactions implies an initial enterprise value for the combined company of approximately $1.74 billion.  The consideration to be paid to holders of equity interests in UHS will be approximately $1.58 billion, subject to certain adjustments contained in the Merger Agreement, including reduction for indebtedness and certain transaction expenses and subject to a working capital adjustment. The purchase price will be paid in a combination of stock and cash consideration. The stock consideration will consist of a number of newly issued shares of Agiliti’s common stock to be distributed to equity holders of UHS approximately equal to $335.0 million (the “Maximum Stock Consideration Amount”) divided by $10.00. The amount of stock consideration may be decreased (and cash consideration increased) to the extent of cash available following cash payments required by the Merger Agreement, including payments to any FSAC public stockholders electing redemption of their FSAC Class A common stock. The remainder of the merger consideration will be paid in cash.

The proposed Business Combination is expected to be consummated after the required approval by the stockholders of FSAC and the satisfaction of certain other conditions summarized below. It is currently anticipated that the Company will issue a notice of redemption with respect to its outstanding second lien notes immediately prior to the Mergers and that these notes would be redeemed approximately 30 days following the closing date of the Business Combination.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) authorization to enter into the Merger Agreement, (c) capital structure, (d) consents and approvals, (e) financial statements, (f) liabilities, (g) real estate, (h) litigation, (i) material contracts, (j) taxes, (k) title to assets, (l) absence of changes, (m) environmental matters, (n) employee matters, (o) licenses and permits, (p) compliance with laws, and (q) regulatory matters.

Covenants

The Merger Agreement includes customary covenants of the parties thereto with respect to operation of the business prior to consummation of the Business Combination and the preparation and filing with the Securities and Exchange Commission (“SEC”) of a Registration Statement on Form S-4, in which a proxy statement of FSAC will be included as a prospectus (the “proxy statement/prospectus”).

Conditions to Consummation of the Mergers

General Conditions

Consummation of the Business Combination is conditioned upon, among other things, (i) no order prohibiting the consummation of the Mergers shall be in force, (ii) the waiting periods applicable to the transactions contemplated by the Merger Agreement under the Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (iii) the approval by FSAC’s stockholders of the Business Combination and other related transactions at a special meeting of such holders shall have been obtained, (iv) the Registration Statement on Form S-4 shall have become effective and no stop order suspending the effectiveness of such Registration Statement shall be in effect and no proceedings for that purpose pending before or threatened by the SEC, (v) the redemption of shares of FSAC’s Class A common stock from holders of such stock who have elected such redemption shall have been completed in accordance with the terms of the Merger Agreement and the proxy statement/prospectus, (vi) FSAC shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) remaining, and (vii) there shall be a minimum amount of cash available to complete the Business Combination.

FSAC Parties’ Conditions

The obligations of the FSAC Parties to consummate the Business Combination are also conditioned upon, among other things, (i) there shall not have occurred a material adverse effect on UHS, and (ii) receipt by the FSAC Parties of the written consent by holders of UHS common stock sufficient to approve the transactions contemplated by the Merger Agreement (including the Majority Stockholders with respect to their shares of UHS common stock).

UHS’ Conditions

The obligations of UHS to consummate the Business Combination are also conditioned upon, among other things, the Maximum Stock Consideration Amount not exceeding $335.0 million; provided that, subject to limitations, such amount may be increased, solely at UHS’ election, in the event there would otherwise be insufficient cash available to make the payments required under the Merger Agreement.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing of the transactions contemplated therein (the “Closing”), as follows:

•                  by mutual written consent of the FSAC Parties and UHS;

•                  subject to certain cure periods, by either the FSAC Parties or UHS, as applicable, if there has been a breach of any representation, warranty, covenant or other agreement made by UHS or FSAC, as applicable, which would reasonably be expected to result in the failure of certain conditions;

•                  by either the FSAC Parties or UHS if the Closing has not occurred on or prior to December 31, 2018;

•                  by UHS if FSAC’s board of directors changes its recommendation in favor of the Business Combination;

•                  by the FSAC Parties or UHS if the approval of the Business Combination and other proposals is not obtained at the special meeting of the stockholders of FSAC;

•                  by FSAC or UHS, at any time on or after the third day following the special meeting of stockholders of FSAC, if the Maximum Stock Consideration Amount exceeds $335.0 million and UHS has not delivered a valid Election Notice to cause such condition satisfied and to increase the Maximum Stock Consideration Amount, on or prior to such time;

•                  by the FSAC Parties or UHS, as applicable, if the applicable conditions to the consummation of the Closing (other than the minimum cash condition and the conditions to be satisfied at Closing) have been satisfied on the date that the Closing would otherwise have been consummated pursuant to the terms of the Merger Agreement, but FSAC or UHS, as applicable fails to consummate the Closing; or

•                  by FSAC if it has not received the written consent approving the Merger Agreement from the stockholders of UHS required to approve the Merger Agreement by the end of the second business day following the date that the Registration Statement on Form S-4 has been declared effective by the SEC.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is expected to be filed as Exhibit 2.1 to a Current Report on Form 8-K to be filed by FSAC on or about August 13, 2018. Additional information regarding the Merger Agreement and the documents contemplated thereby are discussed in the Current Report on Form 8-K filed by FSAC on August 13, 2018.The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties thereto, are subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk among such parties instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Agiliti, the FSAC Parties, UHS or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Press Release

On August 13, 2018, FSAC issued a press release announcing the entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

Investor Presentation

Furnished as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation that will be used by FSAC in connection with the Business Combination.

The information contained in Exhibits 99.1and 99.2 is being furnished pursuant to Item 8.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

Certain statements made herein include forward looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Specifically, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FSAC’s or UHS’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Prospectus filed by FSAC with the SEC and those described in the section entitled “Risk Factors” in UHS’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as well as UHS’s other filings with the SEC. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by FSAC stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; and costs related to the proposed Business Combination.  Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: UHS’s history of net losses; the need for substantial cash to operate and expand the combined company’s business as planned; the combined company’s expected substantial outstanding debt following the business combination; a decrease in the number of patients the combined company’s customers serve; the combined company’s ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; the combined company’s ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of healthcare reform initiatives; the impact of significant regulation of the healthcare industry and the need to comply with those regulations; the effect of prolonged negative changes in domestic and global economic conditions; difficulties or delays in the combined company’s continued expansion into certain of UHS’s businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; and increases in vendor costs that cannot be passed through to the combined company’s customers.

Neither FSAC nor UHS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits — See Exhibit Index

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Federal Street Acquisition Corp. and Universal Hospital Services, Inc., dated August 13, 2018.

99.2	Investor Presentation of Federal Street Acquisition Corp. and Universal Hospital Services, Inc., dated August 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and Chief Financial Officer

Date: August 13, 2018